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                                                                   EXHIBIT 10.32


                               AMENDMENT NO. 5 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

      Amendment ("Amendment") dated as of February 2, 2001 by and among dELiA*s Group Inc., a Delaware corporation, formerly known as dELiA Inc. ("dELiA*s"), the Subsidiaries of dELiA*s set forth on Schedule 1 attached hereto (collectively, the "Subsidiary Borrowers"), dELiA*s Corp., a Delaware corporation, formerly known as iTurf, Inc. ("Parent"), its wholly owned subsidiary, iTurf Finance Company ("iFC", and together with dELiA*s, the Subsidiary Borrowers and Parent, each individually a "Borrower", and collectively, "Borrowers") and Congress Financial Corporation, a Delaware corporation ("Lender").

                               W I T N E S S E T H

      WHEREAS, Borrowers and Lender have entered into financing arrangements pursuant to which Lender has made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Credit Agreement, dated April 28, 2000, by and among Lender and Borrowers, as amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of July 31, 2000, by and among Borrowers and Lender, Amendment No. 2 to Amended and Restated Credit Agreement, dated as of November 10, 2000, by and among Borrowers and Lender, Amendment No. 3 to Amended and Restated Credit Agreement, dated as of November 20, 2000, by and among Borrowers and Lender and Amendment No. 4 to Amended and Restated Credit Agreement, dated as of January 19, 2001, by and among Borrowers and Lender (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Credit Agreement") and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including this Amendment (all of the foregoing, including the Credit Agreement, as the same now exist or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"); and

      WHEREAS, one of the Borrowers, TSI Soccer Corporation, a Delaware corporation ("TSI Soccer" as hereinafter further defined) has entered into arrangements with Sports Endeavors, Incorporated ("Sports" as hereinafter further defined) pursuant to which TSI Soccer may sell to Sports certain assets of TSI Soccer related to the direct marketing business, which includes the catalog and mail order team sales business operated by TSI Soccer and the Tsisoccer.com internet business operated by TSI Soccer, as set forth in the Asset Purchase Agreement, dated as of January 19, 2001 by and among Sports, Parent and TSI Soccer (the "TSI Asset Purchase Agreement" as hereinafter further defined);
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      WHEREAS, Borrowers have requested that Lender consent to such a sale and
Lender is willing to so consent, subject to the terms and conditions contained herein.

      NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      Section 1. DEFINITIONS

      1.1 ADDITIONAL DEFINITIONS. As used herein, the following terms shall have the respective meanings given to them below:

      (a) "HANOVER FACILITY" shall mean the warehouse owned by dELiA*s Distribution Company and located at 348 Poplar Street, Hanover, Pennsylvania 17331.

      (b) "SPORTS" shall mean Sports Endeavors, Incorporated, a North Carolina corporation, and its successors and assigns.

      (c) "TSI ASSET PURCHASE AGREEMENT" shall mean the Asset Purchase Agreement, dated as of January 19, 2001, by and among TSI Soccer, Parent and Sports, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced and attached hereto as Exhibit A.

      (d) "TSI SALE AGREEMENTS" shall mean, collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (i) the TSI Asset Purchase Agreement, and (ii) all other agreements, documents and instruments related to, and delivered in connection with, the TSI Direct Business and the TSI Asset Purchase Agreement.

      (e) "TSI DIRECT BUSINESS" shall mean TSI Soccer's direct marketing business, which includes the catalog and mail order team sales business and the Tsisoccer.com internet business.

      (f) "TSI SOCCER SALE ASSETS" shall mean certain assets and properties of TSI Soccer described on Exhibit B hereto.

      1.2 INTERPRETATION. For purposes of this Amendment, all terms used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Credit Agreement, unless otherwise defined herein.

      Section 2. CONSENTS. Subject to the terms and conditions contained herein, notwithstanding anything to the contrary contained in Section 7.7(b) or (c) of the Credit Agreement, Lender hereby consents to the following:


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      2.1 the sale of the TSI Soccer Sale Assets pursuant to the TSI Asset
Purchase Agreement as in effect on the date hereof;

      2.2 the sale of the office equipment, furniture and vehicles listed on Exhibit C hereto to employees of Borrowers.

      Section 3. SPECIAL AVAILABILITY RESERVE.

      (a) Without limiting any rights or remedies of Lender under the Credit Agreement or any of the other Financing Agreements with respect to the establishment of Reserves or otherwise, but subject to the terms and conditions thereof, and in addition to any other Reserves, as of the date hereof, a Reserve has been established in the amount equal to $300,000 (the "Special Availability Reserve").

      (b) Without limiting the right of Lender to otherwise change the amount of the Special Availability Reserve at any time and from time to time, the amount of the Special Availability Reserve may, at Lender's option, be changed at any time on or after the satisfaction of the following conditions: (i) receipt by Lender of an updated written appraisal with respect to the Inventory in form, scope and methodology acceptable to Lender by an appraiser acceptable to Lender, addressed to Lender and upon which Lender is expressly permitted to rely; (ii) receipt by Lender of Borrowers' Business Plan (including projections of financial performance) for its fiscal year 2001, in form and substance satisfactory to Lender; and (iii) no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred.

      (c) For so long as the Special Availability Reserve shall be in effect, the term Reserves as used in the Credit Agreement and the other Financing Agreements shall be deemed to include, in addition and not in limitation, the Special Availability Reserve.

      Section 4. REPRESENTATIONS AND WARRANTIES. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Lender pursuant to the other Financing Agreements, each Borrower, jointly and severally, hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

      4.1 TSI SALE AGREEMENTS. Borrowers hereby acknowledge and agree with Lender that:

      (a) Attached hereto as Exhibit A is a true, correct and complete copies of the TSI Asset Purchase Agreement.

      (b) The security interest in and lien of Lender upon all assets of Borrowers other than the TSI Soccer Sale Assets are and shall continue to be in full force and effect, including but not


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limited to, Lender's security interest in and lien upon all amounts at any time payable to TSI Soccer or any of its affiliates, and all rights, benefits and remedies of TSI Soccer, pursuant to the TSI Sale Agreements.

      (c) Notwithstanding anything to the contrary in the TSI Asset Purchase Agreement or any of the other TSI Sale Agreements, no Accounts of TSI Soccer shall be sold, assigned or transferred to Sports.

      (d) The TSI Soccer Sale Assets are owned by TSI Soccer and relate exclusively, and specifically to, and are directly used in, the TSI Direct Business, except that the customer list for the TSI Direct Business has from time to time been used to identify potential new customers for the droog-branded and dELiA*s-branded internet and catalogue business.

      4.2 EXCESS AVAILABILITY. As of the date hereof, the aggregate amount of the Excess Availability of Borrowers is not less than $5,000,000 after giving effect to all Loans and Reserves established or to be established on the date hereof.

      4.3 CORPORATE POWER AND AUTHORITY. This Amendment, the TSI Sale Agreements and each other agreement or instrument to be executed and delivered by each Borrower have been duly authorized, executed and delivered by all necessary action on the part of such Borrower which is a party hereto and thereto and, if necessary, its stockholders, and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each Borrower contained herein and therein constitute legal, valid and binding obligations of such Borrower enforceable against it in accordance with their terms.

      4.4 CONSENTS; APPROVALS. No action of, or filing with, or consent of any Governmental Authority, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment.

      4.5 NO EVENT OF DEFAULT. As of the date hereof, and after giving effect to the provisions of this Amendment, no Event of Default, and no condition or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, exists or has occurred and is continuing. All of the representations and warranties set forth in the Credit Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

      4.6 ADDITIONAL DELIVERIES. Borrower hereby agrees that, in addition to all other terms, conditions and provisions set forth in the other Financing Agreements, Borrower shall deliver or cause to be delivered to Lender, true, correct and complete copies of the TSI Sale Agreements (other than the TSI Asset Purchase Agreement), each in form and substance satisfactory to Lender, as soon as possible, but in any event, by no later than February 15, 2001.


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      Section 5. CONDITIONS PRECEDENT. The consents set forth in Section 2 hereof shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

      5.1 the aggregate amount of Excess Availability of Borrowers, as determined by Lender, as of the date hereof, shall not be less than $5,000,000 after giving effect to the Loans and all Reserves,

      5.2 Lender shall have received confirmation from the bank receiving such funds that not less than $979,982.75 has been received in the account of Lender in immediately available funds representing the proceeds payable by Sports pursuant to the TSI Asset Purchase Agreement (as in effect on the date hereof),

      5.3 Lender shall have received an original of this Amendment, duly authorized, executed and delivered by Borrowers, and

      5.4 each of the conditions set forth above and the sale of the TSI Soccer Sale Assets shall have occurred by no later than February 5, 2001.

      Section 6. ADDITIONAL EVENTS OF DEFAULT. The parties hereto acknowledge, confirm and agree that the failure of Borrowers to comply with the covenants and agreements contained herein, shall in each case constitute an Event of Default under the Financing Agreements, subject to the applicable cure period, if any, with respect thereto provided for in the Credit Agreement or herein.

      Section 7. PROVISIONS OF GENERAL APPLICATION.

      7.1 EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

      7.2 GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

      7.3 BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      7.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making


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proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the date and year first above written.


                                    dELiA*s GROUP INC., formerly known as
                                    dELiA*s INC.
                                    dELiA*s DISTRIBUTION COMPANY
                                    dELiA*s FOREIGN SALES   CORPORATION
                                    dELiA*s OPERATING COMPANY
                                    dELiA*s PROPERTIES INC.
                                    dELiA*s RETAIL COMPANY
                                    SCREEEM! INC.
                                    STORYBOOK INC.
                                    TSI SOCCER CORPORATION
                                    TSI RETAIL COMPANY


                                    By: /s/ TIMOTHY B. SCHMIDT
                                        ------------------------

                                    Title: SENIOR VICE PRESIDENT
                                           -----------------------


                                    dELiA*s CORP., formerly known as iTURF, INC.


                                    By: /s/ TIMOTHY B. SCHMIDT
                                        ------------------------

                                    Title: SENIOR VICE PRESIDENT
                                           -----------------------


                                    iTURF FINANCE COMPANY


                                    By: /s/ DENNIS GOLDSTEIN
                                        ----------------------

                                    Title: CHIEF FINANCIAL OFFICER
                                           -------------------------

AGREED TO:

CONGRESS FINANCIAL CORPORATION


By: /s/ THOMAS A. MARTIN
    ----------------------

Title: ASSISTANT VICE PRESIDENT


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                                   SCHEDULE 1

                              SUBSIDIARY BORROWERS

                  dELiA*s Distribution Company
                  dELiA*s Foreign Sales Corporation
                  dELiA*s Operating Company
                  dELiA*s Properties Inc.
                  dELiA*s Retail Company
                  Screeem! Inc.
                  Storybook Inc.
                  TSI Soccer Corporation
                  TSI Retail Company